Exhibit 99.1

M.D.C. HOLDINGS, INC.

News Release

M.D.C. HOLDINGS ANNOUNCES 2016 FOURTH QUARTER AND FULL YEAR RESULTS

DENVER, COLORADO, Wednesday, February 1, 2017. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the fourth quarter and full year ended December 31, 2016.

2016 Fourth Quarter Highlights and Comparisons to 2015 Fourth Quarter

●	Net income up 79% to $40.4 million, or $0.78 per diluted share*, from $22.6 million or $0.44 per diluted share*
●	Home sale revenues up 29% to $715.8 million from $554.4 million
●	Selling, general and administrative expenses as a percentage of home sale revenues (“SG&A rate”) improved 200 basis points from 11.5% to 9.5%
●	Dollar value of net new orders up 5% to $473.4 million from $450.5 million
●	Ending backlog dollar value up 31% to $1.38 billion from $1.05 billion
●	Industry-leading dividend payment of $0.25 per share declared in January 2017
o	5% stock dividend paid in December 2016

2016 Full Year Highlights and Comparisons to 2015 Full Year

●	Net income up 57% to $103.2 million, or $2.00 per diluted share* vs. $65.8 million, or $1.28 per diluted share*
●	Home sale revenues of $2.26 billion, up 22%
●	SG&A rate improved 110 basis points to 11.1%
●	Dollar value of net new orders up 12% to $2.56 billion from $2.29 billion

*All per share amounts have been adjusted for the 5% stock dividend declared and paid in the 2016 fourth quarter.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “We are very pleased with our 2016 fourth quarter results, highlighted by a 79% increase in our net income. Our solid backlog to start the quarter enabled us to increase our home sale revenues by 29% year-over-year, driving a 200 basis point improvement in our SG&A rate. These strong fourth quarter results pushed our full year return on equity to 8.1% for 2016, a 280 basis points improvement over the prior year.”

Mr. Mizel continued, “We are proud that our success in 2016 was achieved without losing focus on our balance sheet, which features a unique combination of low leverage, carefully managed exposure to homebuilding assets, and liquidity exceeding $900 million. The combination of strong balance sheet metrics and accelerating returns gave us the confidence to continue to reward shareholders during 2016 through our industry-leading dividend program, not only with the payment of our long-standing cash dividend, but also with a special 5% stock dividend in the fourth quarter.”

M.D.C. HOLDINGS, INC.

Mr. Mizel concluded, “Early in 2016, we announced the roll-out of a more affordable collection of home plans. This new product has been well-received by potential homebuyers, which helps to reinforce our belief that the first-time homebuyer can drive growth in new home sales nationwide for the industry in the coming year. Based on our positive experience thus far, expanding the offering of our more affordable home plans will continue to be a strategic focus of the Company in 2017. With the dollar value of our backlog up 31% year-over-year and encouraging macroeconomic drivers such as increasing personal income levels, high employment levels and increasing consumer confidence, we are optimistic as we enter the 2017 spring selling season. However, this optimism is somewhat tempered by an increased risk for a rise in interest rates, which already increased significantly during the final quarter of 2016, and uncertainty surrounding potential changes in government policy following the 2016 Presidential Election.”

Homebuilding

Home sale revenues for the 2016 fourth quarter increased 29% to $715.8 million, primarily driven by a 24% increase in deliveries, which was mostly the result of a 33% year-over-year increase in our homes in beginning backlog.

For the 2016 fourth quarter, our gross margin from home sales was 16.1%, unchanged from the same period a year ago. The 2016 fourth quarter included $2.4 million in adjustments to increase our warranty accrual and $3.9 of inventory impairments while the 2015 fourth quarter included $0.4 million in adjustments to increase our warranty accrual and $5.3 of inventory impairments.

Selling, general and administrative (“SG&A”) expenses for the 2016 fourth quarter were $67.9 million, up $4.3 million from $63.6 million for the same period in 2015. Our SG&A expenses as a percentage of home sale revenues (“SG&A rate”) improved by 200 basis points to 9.5% for the 2016 fourth quarter from 11.5% in the 2015 fourth quarter. This decrease in our SG&A rate was primarily the result of our increase in home sale revenues.

The dollar value of net new orders for the 2016 fourth quarter increased 5% year-over-year to $473.4 million. The improvement was the result of a 5% increase in the average selling price of net new orders due primarily to a shift in mix to higher priced communities.

Our backlog value at the end of the 2016 fourth quarter was up 31% year-over-year to $1.38 billion. The improvement was due mostly to a 24% increase in the number of units in backlog, which was primarily the result of (1) an increase in net new order activity over the last twelve months for most of our markets, (2) a higher percentage of our backlog coming from build-to-order sales, which are generally in backlog for a longer period of time and, (3) limited subcontractor availability, which has extended our cycle times in most of our larger markets.

Financial Services

Income before taxes for our financial services operations for the 2016 fourth quarter was $11.4 million, a $2.3 million increase from $9.1 million in the 2015 fourth quarter. This improvement was primarily due to our mortgage operations segment, which had (1) year-over-year increases in the dollar value of loans locked, originated, and sold, and (2) higher gains on loans locked and sold.

M.D.C. HOLDINGS, INC.

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 190,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Northern Colorado, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida and Seattle. MDC's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. MDC’s stock is traded on the New York Stock Exchange under the symbol "MDC" For more information, visit www.mdcholdings.com.

M.D.C. HOLDINGS, INC.

 Forward-Looking Statements

Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-K for the year ended December 31, 2016, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:       Kevin McCarty

Vice President of Finance and Corporate Controller

1-866-424-3395 / (720) 977-3395

IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(Dollars in thousands, except per share amounts)
	(Unaudited)		(Unaudited)
Homebuilding:
Home sale revenues	$715,816	$554,432	$2,257,153	$1,847,889
Land sale revenues	770	10,521	5,700	12,337
Total home and land sale revenues	716,586	564,953	2,262,853	1,860,226
Home cost of sales	(597,018)	(459,787)	(1,884,391)	(1,539,396)
Land cost of sales	(669)	(10,667)	(4,866)	(12,611)
Inventory impairments	(3,873)	(5,292)	(10,173)	(9,993)
Total cost of sales	(601,560)	(475,746)	(1,899,430)	(1,562,000)
Gross margin	115,026	89,207	363,423	298,226
Selling, general and administrative expenses	(67,919)	(63,560)	(250,540)	(226,317)
Interest and other income	1,654	1,297	7,012	6,709
Other expense	(984)	(1,669)	(3,447)	(4,208)
Other-than-temporary impairment of marketable securities	(136)	(1,793)	(1,070)	(3,969)
Homebuilding pretax income	47,641	23,482	115,378	70,441

Financial Services:
Revenues	19,743	13,958	63,991	48,810
Expenses	(9,181)	(5,742)	(30,920)	(21,572)
Interest and other income	1,057	860	3,705	3,745
Other-than-temporary impairment of marketable securities	(262)	-	(373)	-
Financial services pretax income	11,357	9,076	36,403	30,983

Income before income taxes	58,998	32,558	151,781	101,424
Provision for income taxes	(18,622)	(9,963)	(48,570)	(35,633)
Net income	$40,376	$22,595	$103,211	$65,791

Other comprehensive income (loss) related to available for sale securities, net of tax	2,485	4,538	6,356	5,260
Comprehensive income	$42,861	$27,133	$109,567	$71,051

Earnings per share
Basic	$0.78	$0.44	$2.01	$1.28
Diluted	$0.78	$0.44	$2.00	$1.28

Weighted average common shares outstanding
Basic	51,294,826	51,227,950	51,286,942	51,202,616
Diluted	51,476,735	51,399,721	51,447,147	51,415,580

Dividends declared per share	$0.24	$0.24	$0.95	$0.95

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

	December 31,	December 31,
	2016	2015
	(Dollars in thousands, except
	per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$259,087	$144,342
Marketable securities	59,770	92,387
Restricted cash	3,778	3,750
Trade and other receivables	42,492	23,314
Inventories:
Housing completed or under construction	874,199	747,036
Land and land under development	884,615	1,016,926
Total inventories	1,758,814	1,763,962
Property and equipment, net	28,041	28,226
Deferred tax assets, net	74,888	99,107
Metropolitan district bond securities (related party)	30,162	25,911
Prepaid and other assets	60,463	65,394
Total homebuilding assets	2,317,495	2,246,393
Financial Services:
Cash and cash equivalents	23,822	36,646
Marketable securities	36,436	11,307
Mortgage loans held-for-sale, net	138,774	115,670
Other assets	12,062	5,883
Total financial services assets	211,094	169,506
Total Assets	$2,528,589	$2,415,899
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$42,088	$40,472
Accrued liabilities	144,566	122,886
Revolving credit facility	15,000	15,000
Senior notes, net	841,646	840,524
Total homebuilding liabilities	1,043,300	1,018,882
Financial Services:
Accounts payable and accrued liabilities	50,734	52,114
Mortgage repurchase facility	114,485	88,611
Total financial services liabilities	165,219	140,725
Total Liabilities	1,208,519	1,159,607
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 51,485,090 and 48,888,424 issued and outstanding at December 31, 2016 and December 31, 2015, respectively	515	489
Additional paid-in-capital	983,532	915,746
Retained earnings	313,952	324,342
Accumulated other comprehensive income	22,071	15,715
Total Stockholders' Equity	1,320,070	1,256,292
Total Liabilities and Stockholders' Equity	$2,528,589	$2,415,899

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(Dollars in thousands)
	(Unaudited)		(Unaudited)
Operating Activities:
Net income	$40,376	$22,595	$103,211	$65,791
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	841	3,477	7,477	10,066
Depreciation and amortization	1,430	985	5,132	4,069
Inventory impairments	3,873	5,292	10,173	9,993
Other-than-temporary impairment of marketable securities	398	1,793	1,443	3,969
Net realized loss (gain) on sale of marketable securities	(163)	785	(1,074)	911
Amortization of discount / premiums on marketable debt securities	-	-	-	100
Deferred income tax expense	4,788	8,551	16,145	33,333
Net changes in assets and liabilities:
Restricted cash	843	1,050	(28)	(934)
Trade and other receivables	1,255	5,822	(20,424)	5,247
Mortgage loans held-for-sale	(20,785)	(47,037)	(23,104)	(27,278)
Housing completed or under construction	101,214	74,290	(128,525)	(15,551)
Land and land under development	(16,509)	(63,583)	124,622	(89,388)
Prepaid expenses and other assets	3,537	424	(1,036)	(7,648)
Accounts payable and accrued liabilities	3,722	12,257	21,905	7,535
Net cash provided by operating activities	124,820	26,701	115,917	215

Investing Activities:
Purchases of marketable securities	(19,778)	(6,936)	(48,050)	(53,822)
Maturities of marketable securities	-	-	-	1,510
Sales of marketable securities	4,863	6,255	61,736	101,165
Purchases of property and equipment	(603)	(661)	(4,468)	(1,491)
Net cash provided by (used in) investing activities	(15,518)	(1,342)	9,218	47,362

Financing Activities:
Advances on mortgage repurchase facility, net	22,474	44,856	25,874	27,789
Dividend payments	(12,325)	(12,222)	(49,088)	(48,868)
Proceeds from exercise of stock options	-	-	-	665
Net cash provided by (used in) financing activities	10,149	32,634	(23,214)	(20,414)

Net increase in cash and cash equivalents	119,451	57,993	101,921	27,163
Cash and cash equivalents:
Beginning of year	163,458	122,995	180,988	153,825
End of year	$282,909	$180,988	$282,909	$180,988

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

New Home Deliveries

	Three Months Ended December 31,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	207	$62,159	$300.3	210	$60,129	$286.3	(1)%	3%	5%
California	295	176,818	599.4	220	127,196	578.2	34%	39%	4%
Nevada	251	88,580	352.9	171	67,691	395.9	47%	31%	(11)%
Washington	111	54,963	495.2	80	35,983	449.8	39%	53%	10%
West	864	382,520	442.7	681	290,999	427.3	27%	31%	4%
Colorado	424	207,774	490.0	349	160,794	460.7	21%	29%	6%
Utah	74	27,441	370.8	54	19,194	355.4	37%	43%	4%
Mountain	498	235,215	472.3	403	179,988	446.6	24%	31%	6%
Maryland	65	29,337	451.3	47	24,168	514.2	38%	21%	(12)%
Virginia	69	36,822	533.7	46	22,838	496.5	50%	61%	7%
Florida	86	31,922	371.2	98	36,439	371.8	(12)%	(12)%	(0)%
East	220	98,081	445.8	191	83,445	436.9	15%	18%	2%
Total	1,582	$715,816	$452.5	1,275	$554,432	$434.8	24%	29%	4%

	Year Ended December 31,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	789	$232,511	$294.7	753	$220,140	$292.4	5%	6%	1%
California	807	495,934	614.5	706	370,603	524.9	14%	34%	17%
Nevada	683	238,441	349.1	575	215,479	374.7	19%	11%	(7)%
Washington	345	161,628	468.5	270	109,038	403.8	28%	48%	16%
West	2,624	1,128,514	430.1	2,304	915,260	397.2	14%	23%	8%
Colorado	1,369	671,308	490.4	1,192	553,573	464.4	15%	21%	6%
Utah	219	80,679	368.4	149	52,794	354.3	47%	53%	4%
Mountain	1,588	751,987	473.5	1,341	606,367	452.2	18%	24%	5%
Maryland	243	114,079	469.5	215	103,148	479.8	13%	11%	(2)%
Virginia	262	135,394	516.8	216	105,593	488.9	21%	28%	6%
Florida	337	127,179	377.4	314	117,521	374.3	7%	8%	1%
East	842	376,652	447.3	745	326,262	437.9	13%	15%	2%
Total	5,054	$2,257,153	$446.6	4,390	$1,847,889	$420.9	15%	22%	6%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Net New Orders

	Three Months Ended December 31,
	2016				2015				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
Arizona	106	$31,937	$301.3	1.23	154	$43,448	$282.1	1.64	(31)%	(26)%	7%	(25)%
California	149	99,903	670.5	2.42	160	101,300	633.1	2.81	(7)%	(1)%	6%	(14)%
Nevada	161	57,324	356.0	2.50	128	41,560	324.7	2.44	26%	38%	10%	2%
Washington	78	40,210	515.5	1.86	80	38,612	482.7	1.98	(3)%	4%	7%	(6)%
West	494	229,374	464.3	1.94	522	224,920	430.9	2.14	(5)%	2%	8%	(9)%
Colorado	284	138,194	486.6	2.89	262	122,119	466.1	2.28	8%	13%	4%	27%
Utah	37	15,841	428.1	1.37	40	14,343	358.6	1.72	(8)%	10%	19%	(20)%
Mountain	321	154,035	479.9	2.56	302	136,462	451.9	2.19	6%	13%	6%	17%
Maryland	37	17,509	473.2	1.17	56	26,253	468.8	1.74	(34)%	(33)%	1%	(33)%
Virginia	62	32,753	528.3	2.76	64	33,159	518.1	2.25	(3)%	(1)%	2%	23%
Florida	104	39,705	381.8	1.98	76	29,694	390.7	1.72	37%	34%	(2)%	15%
East	203	89,967	443.2	1.91	196	89,106	454.6	1.87	4%	1%	(3)%	2%
Total	1,018	$473,376	$465.0	2.09	1,020	$450,488	$441.7	2.10	(0)%	5%	5%	(0)%

	Year Ended December 31,
	2016				2015				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
Arizona	790	$243,358	$308.0	2.21	843	$241,192	$286.1	2.07	(6)%	1%	8%	7%
California	946	582,460	615.7	3.88	856	506,445	591.6	3.55	11%	15%	4%	9%
Nevada	795	282,198	355.0	3.09	615	227,560	370.0	3.62	29%	24%	(4)%	(15)%
Washington	403	199,011	493.8	2.57	394	173,071	439.3	2.50	2%	15%	12%	3%
West	2,934	1,307,027	445.5	2.89	2,708	1,148,268	424.0	2.77	8%	14%	5%	4%
Colorado	1,511	730,924	483.7	3.69	1,435	687,695	479.2	2.97	5%	6%	1%	24%
Utah	215	84,455	392.8	2.18	217	79,203	365.0	2.58	(1)%	7%	8%	(16)%
Mountain	1,726	815,379	472.4	3.39	1,652	766,898	464.2	2.91	4%	6%	2%	16%
Maryland	245	116,813	476.8	1.73	237	116,010	489.5	2.02	3%	1%	(3)%	(14)%
Virginia	272	143,680	528.2	2.75	227	114,713	505.3	2.12	20%	25%	5%	30%
Florida	429	176,862	412.3	2.14	379	143,594	378.9	2.18	13%	23%	9%	(2)%
East	946	437,355	462.3	2.15	843	374,317	444.0	2.12	12%	17%	4%	1%
Total	5,606	$2,559,761	$456.6	2.85	5,203	$2,289,483	$440.0	2.68	8%	12%	4%	6%

* Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Active Subdivisions

				Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Year Ended
	December 31,		%	December 31,		%	December 31,		%
	2016	2015	Change	2016	2015	Change	2016	2015	Change
Arizona	28	32	(13)%	29	31	(6)%	30	34	(12)%
California	20	20	0%	21	19	11%	20	20	0%
Nevada	21	20	5%	21	17	24%	21	14	50%
Washington	14	14	0%	14	14	0%	13	13	0%
West	83	86	(3)%	85	81	5%	84	81	4%
Colorado	38	40	(5)%	33	38	(13)%	34	40	(15)%
Utah	9	7	29%	9	8	13%	8	7	14%
Mountain	47	47	0%	42	46	(9)%	42	47	(11)%
Maryland	10	11	(9)%	10	11	(9)%	12	10	20%
Virginia	7	9	(22)%	8	9	(11)%	8	9	(11)%
Florida	17	14	21%	18	15	20%	17	14	21%
East	34	34	0%	36	35	3%	37	33	12%
Total	164	167	(2)%	163	162	1%	163	161	1%

Backlog

	At December 31,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	322	$104,899	$325.8	321	$89,464	$278.7	0%	17%	17%
California	481	314,305	653.4	342	220,755	645.5	41%	42%	1%
Nevada	307	108,720	354.1	195	67,901	348.2	57%	60%	2%
Washington	237	120,305	507.6	179	80,134	447.7	32%	50%	13%
West	1,347	648,229	481.2	1,037	458,254	441.9	30%	41%	9%
Colorado	964	466,565	484.0	822	390,635	475.2	17%	19%	2%
Utah	104	41,689	400.9	108	38,549	356.9	(4)%	8%	12%
Mountain	1,068	508,254	475.9	930	429,184	461.5	15%	18%	3%
Maryland	92	45,160	490.9	90	43,317	481.3	2%	4%	2%
Virginia	111	60,701	546.9	101	52,622	521.0	10%	15%	5%
Florida	266	119,305	448.5	174	70,837	407.1	53%	68%	10%
East	469	225,166	480.1	365	166,776	456.9	28%	35%	5%
Total	2,884	$1,381,649	$479.1	2,332	$1,054,214	$452.1	24%	31%	6%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Homes Completed or Under Construction (WIP lots)

	December 31,
	2016	2015	% Change
Unsold:
Completed	115	189	(39)%
Under construction	279	334	(16)%
Total unsold started homes	394	523	(25)%
Sold homes under construction or completed	2,186	1,697	29%
Model homes under construction or completed	302	281	7%
Total homes completed or under construction	2,882	2,501	15%

Lots Owned and Optioned (including homes completed or under construction)

	December 31, 2016			December 31, 2015
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
Arizona	1,521	287	1,808	1,735	201	1,936	(7)%
California	1,702	298	2,000	1,759	352	2,111	(5)%
Nevada	1,934	65	1,999	2,240	100	2,340	(15)%
Washington	862	-	862	832	107	939	(8)%
West	6,019	650	6,669	6,566	760	7,326	(9)%
Colorado	3,982	1,683	5,665	4,086	832	4,918	15%
Utah	306	30	336	442	-	442	(24)%
Mountain	4,288	1,713	6,001	4,528	832	5,360	12%
Maryland	221	62	283	368	219	587	(52)%
Virginia	367	19	386	562	158	720	(46)%
Florida	910	421	1,331	1,078	230	1,308	2%
East	1,498	502	2,000	2,008	607	2,615	(24)%
Total	11,805	2,865	14,670	13,102	2,199	15,301	(4)%

M.D.C. HOLDINGS, INC.

Other Financial Data

Selling, General and Administrative Expense

	Three Months Ended December 31,			Year Ended December 31,
	2016	2015	Change	2016	2015	Change
	(Dollars in thousands)
General and administrative expenses	$27,438	$30,150	$(2,712)	$118,076	$112,134	$5,942
General and administrative expenses as a percentage of home sale revenues	3.8%	5.4%	(160) bps	5.2%	6.1%	(90) bps

Marketing expenses	$17,050	$14,551	$2,499	$58,778	$52,417	$6,361
Marketing expenses as a percentage of home sale revenues	2.4%	2.6%	(20) bps	2.6%	2.8%	(20) bps

Commissions expenses	$23,431	$18,859	$4,572	$73,686	$61,766	$11,920
Commissions expenses as a percentage of home sale revenues	3.3%	3.4%	(10) bps	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$67,919	$63,560	$4,359	$250,540	$226,317	$24,223
Total selling, general and administrative expenses as a percentage of home sale revenues (SG&A Rate)	9.5%	11.5%	(200) bps	11.1%	12.2%	(110) bps

Capitalized Interest

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(Dollars in thousands)
Homebuilding interest incurred	$13,170	$13,240	$52,681	$53,061
Less: Interest capitalized	(13,170)	(13,240)	(52,681)	(53,061)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$74,415	$79,244	$77,541	$79,231
Plus: Interest capitalized during period	13,170	13,240	52,681	53,061
Less: Previously capitalized interest included in home and land cost of sales	(19,500)	(14,943)	(62,137)	(54,751)
Interest capitalized, end of period	$68,085	$77,541	$68,085	$77,541